Exhibit 10.4

COLLATERAL ASSIGNMENT OF

DEALER’S NOTES AND SECURITY AGREEMENTS

THIS COLLATERAL ASSIGNMENT OF DEALER’S NOTES AND SECURITY AGREEMENTS (this “Assignment”) is made this 16th day of July, 2015 by and between Art’s-Way Manufacturing Co., Inc., a Delaware corporation (the “Company”) to U.S. Bank National Association (the “Lender”).

RECITALS

WHEREAS, the Company, as Borrower thereunder, and Lender, as Lender thereunder, are parties to that certain Promissory Note of even date herewith (the “Note”), pursuant to which Lender has agreed to make Advances to the Company up to ONE MILLION FIVE HUNDRED THOUSAND DOLLARS and 00/100 ($1,500,000.00) on the terms and conditions set forth in the Note; and

WHEREAS, in order to induce Lender to make the Advances to the Company as provided for in the Note, the Company has agreed to collaterally assign all of its right, title and interest in and to those certain Dealer’s Notes (collectively, the “Dealer’s Notes”, and each, a “Dealer’s Note”) and Dealer’s Security Agreements (collectively, the “Dealer’s Security Agreements”, and each a “Dealer’s Security Agreement”) as may be identified on Schedule A attached hereto and as may be later identified by inserting into Schedule A any subsequent Dealer’s Note and Dealer’s Security Agreement related to any and every Advance given by Lender to the Company under the Note (the Dealer’s Notes and the Dealer’s Security Agreements are hereinafter collectively referred to as the “Collateral Documents”);

NOW, THEREFORE, for and in consideration of the premises, the covenants herein contained, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company and Lender hereby covenant and agree, as follows:

1.     DEFINED TERMS. Capitalized terms not defined herein shall have the meanings given them in the Note.

2.     COLLATERAL ASSIGNMENT OF COLLATERAL DOCUMENTS. In order to secure repayment of the Advances and the other obligations and liabilities at any time owing by the Company to Lender on account of Note (all such indebtedness, obligations and liabilities being hereinafter collectively referred to as the “Obligations”), the Company hereby collaterally transfers, assigns and conveys to Lender any and all of the right, title and interest of the Company in and with respect to the Collateral Documents as more specifically described on Schedule A, and as may be subsequently added to Schedule A at the time of an Advance. Schedule A is attached hereto and by this reference incorporated herein as if fully set forth.

The Company does hereby agree to warrant and forever defend the title to such Collateral Documents unto Lender, its successors and assigns against any claims of any person whatsoever. The Company represents and warrants to Lender, its successors and assigns that such Collateral Documents are collaterally assigned hereunder, free and clear of any lien, claim or encumbrances of any nature any lien, claim or encumbrances of any nature.

3.     THE COMPANY’S RIGHTS UNTIL DEFAULT. So long as no default shall exist under the Obligations and the Note, the Company shall have the right to exercise all of the Company’s rights and benefits under, in and to the Collateral Documents.

4.     LENDER’S RIGHTS IN EVENT OF DEFAULT.

(a)     Immediately upon the occurrence of a default under the Obligations or the Note, and until such default shall have been cured, as hereinafter defined, the Lender is hereby expressly and irrevocably authorized to assume any or all of the Company’s rights with respect to the Collateral Documents without further authorization, notice or demand and without the commencement of any action.

(b)     The Company hereby constitutes and appoints the Lender irrevocably, and with full power of substitution and revocation, the true and lawful attorney, for and in the name, place and stead of the Company, to exercise any and all rights and remedies of the Company under the Collateral Documents. The Company hereby grants unto said attorney full power and authority to do and perform each and every act whatsoever requisite to be done with respect to the Collateral Documents, as fully to all intents and purposes, as the Company could do if personally present, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof, provided, however, that any acts or omissions by the Lender after default shall be at the Lender’s discretion and shall not be or become the basis for any liability of the Company.

(c)     Acceptance of this Assignment by the Lender shall not constitute a satisfaction of all or any part of the Obligations of the Company.

(d)     The rights and powers of the Lender hereunder shall continue and remain in full force and effect until all Obligations are satisfied in full. Lender shall not be liable to the Company or anyone claiming under or through the Company by reason of any act or omission by the Company hereunder.

(e)     A default shall be cured when the Company shall have satisfied applicable provisions for cure in the Note.

5.     TERMINATION. Upon satisfaction in full of the Obligations, this Assignment shall be void and of no effect and, in that event, upon the Company’s request, the Lender agrees to execute and deliver to the Company instruments evidencing the termination of this Assignment and/or release of Lender’s interest in the Collateral Documents.

6.     RECORDATION OF ASSIGNMENT. At Lender’s request, the Company will cause this Assignment and amendments thereto to be properly recorded, filed, registered and maintained in such manner and in such places as Lender may reasonably deem necessary or advisable for the purpose of fully protecting and perfecting the rights of Lender hereunder; and (ii) execute, acknowledge, deliver and record all such further instruments as Lender may reasonably deem necessary or advisable for the purpose of better assuring, granting, conveying and assigning the Company’s rights, title, interests, claims and liens arising out of the Collateral Documents to Lender, and as may be required to perfect, preserve and protect the security interest therein granted hereby; provided, however, that any recording or filing expenses incurred in connection herewith shall be borne by Lender.

7.     GOVERNING LAW. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF IOWA WITHOUT REGARD TO ANY CHOICE OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION

8.     NO WAIVER. Neither this Assignment nor any provision hereof may be changed, waived, discharged or terminated orally, but shall be changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

9.     BINDING EFFECT. This Assignment shall be binding upon and inure to the benefit of the parties hereto, all future holders of the Note and their respective successors and assigns, except that the Company may not transfer or assign any of its rights or obligations hereunder without the prior written consent of Lender.

10.   COUNTERPARTS. This Assignment may be executed in any number of counterparts, all of which, when taken together, shall constitute one and the same instrument, and any party hereto may execute this Assignment by signing any such counterpart.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 16th day of July, 2015.

ART’S-WAY MANUFACTURING CO., INC., the Company

By:          /s/ Carrie Majeski

                Carrie Majeski, President & CEO

STATE OF IOWA, COUNTY OF STORY, SS:

This record was acknowledged before me on this 16th day of July, 2015, by Carrie Majeski, as the President of Art’s-Way Manufacturing Co., Inc.

 /s/ Brooke J Brewington

Notary Public in and for the State of Iowa

My commission expires March 29, 2016